                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 (the "Registration Statement") with respect to shares of the Company's Common Stock which may be issued from time to time in the future by the Company on the completion of acquisitions of assets, businesses or securities, or on the payment of dividends on or conversion of shares of preferred stock or the conversion of or payment of interest on convertible notes issued in connection with such acquisitions of other assets, businesses or properties; and

  WHEREAS, the undersigned is an Officer and Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.A. KLEIN AND R.W. PEHLKE and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as an Officer and a Director of the Company, to execute and file the Registration Statement (and any registration statement filed pursuant to Rule 462(b) under the Securities Act), and thereafter to execute and file any amendment or amendments thereto (including pre-effective and post-effective amendments), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of September, 1997.

                                /s/ Richard C. Notebaert
                                -------------------------------------
                                Richard C. Notebaert
                                Chairman and Chief Executive Officer

STATE OF ILLINOIS   )
COUNTY OF COOK      )


  On the 26th day of September, 1997, personally appeared before me Richard C. Notebaert to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 26th day of September, 1997.


                                    /s/ Judi L. Anker
                                    -----------------------------
                                            Notary Public

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:


  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 (the "Registration Statement") with respect to shares of the Company's Common Stock which may be issued from time to time in the future by the Company on the completion of acquisitions of assets, businesses or securities, or on the payment of dividends on or conversion of shares of preferred stock or the conversion of or payment of interest on convertible notes issued in connection with such acquisitions of other assets, businesses or properties; and


  WHEREAS, the undersigned is an Officer of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS R. C. NOTEBAERT, B.A. KLEIN AND R.W. PEHLKE and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as an Officer of the Company, to execute and file the Registration Statement Statement (and any registration statement filed pursuant to Rule 462(b) under the Securities Act), and thereafter to execute and file any amendment or amendments thereto (including pre-effective and post-effective amendments), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of September, 1997.

                                /s/ Oren G. Shaffer
                                -----------------------------------
                                Oren G. Shaffer
                                Executive Vice President and Chief
                                Financial Officer
STATE OF ILLINOIS   )
COUNTY OF COOK      )


  On the 26th day of September, 1997, personally appeared before me Oren G. Shaffer to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 26th day of September, 1997.

                                       /s/ Judi L. Anker
                                       ----------------------------
                                              Notary Public

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 (the "Registration Statement") with respect to shares of the Company's Common Stock which may be issued from time to time in the future by the Company on the completion of acquisitions of assets, businesses or securities, or on the payment of dividends on or conversion of shares of preferred stock or the conversion of or payment of interest on convertible notes issued in connection with such acquisitions of other assets, businesses or properties; and


  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.A. KLEIN AND R.W. PEHLKE and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Registration Statement Statement (and any registration statement filed pursuant to Rule 462(b) under the Securities Act), and thereafter to execute and file any amendment or amendments thereto (including pre-effective and post-effective amendments), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of September, 1997.

                                /s/Melvin R. Goodes
                                -----------------------------
                                Melvin R. Goodes

STATE OF NEW JERSEY  )
COUNTY OF MORRIS     )


  On the 26th day of September, 1997, personally appeared before me Melvin R. Goodes to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 26th day of September, 1997.


                                       /s/ Athena E. Leonard
                                       ---------------------------
                                             Notary Public

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 (the "Registration Statement") with respect to shares of the Company's Common Stock which may be issued from time to time in the future by the Company on the completion of acquisitions of assets, businesses or securities, or on the payment of dividends on or conversion of shares of preferred stock or the conversion of or payment of interest on convertible notes issued in connection with such acquisitions of other assets, businesses or properties; and


  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.A. KLEIN AND R.W. PEHLKE and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Registration Statement Statement (and any registration statement filed pursuant to Rule 462(b) under the Securities Act), and thereafter to execute and file any amendment or amendments thereto (including pre-effective and post-effective amendments), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 30th day of September, 1997.

                                /s/Hanna Holborn Gray
                                -----------------------------
                                Hanna Holborn Gray

STATE OF ILLINOIS   )
COUNTY OF COOK      )


  On the 30th day of September, 1997, personally appeared before me Hanna Holborn Gray to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 30th day of September, 1997.


                                       /s/ Judi L. Anker
                                       ----------------------------
                                               Notary Public

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 (the "Registration Statement") with respect to shares of the Company's Common Stock which may be issued from time to time in the future by the Company on the completion of acquisitions of assets, businesses or securities, or on the payment of dividends on or conversion of shares of preferred stock or the conversion of or payment of interest on convertible notes issued in connection with such acquisitions of other assets, businesses or properties; and


  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.A. KLEIN AND R.W. PEHLKE and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Registration Statement Statement (and any registration statement filed pursuant to Rule 462(b) under the Securities Act), and thereafter to execute and file any amendment or amendments thereto (including pre-effective and post-effective amendments), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of September, 1997.


                                /s/ James A. Henderson
                                ----------------------------------
                                James A. Henderson

STATE OF INDIANA    )
COUNTY OF BARTHOLOMEW)


  On the 30th day of September, 1997, personally appeared before me James A. Henderson to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 30th day of September, 1997.

                                       /s/ Patricia Wilkerson
                                       ------------------------------
                                               Notary Public

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 (the "Registration Statement") with respect to shares of the Company's Common Stock which may be issued from time to time in the future by the Company on the completion of acquisitions of assets, businesses or securities, or on the payment of dividends on or conversion of shares of preferred stock or the conversion of or payment of interest on convertible notes issued in connection with such acquisitions of other assets, businesses or properties; and


  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.A. KLEIN AND R.W. PEHLKE and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Registration Statement Statement (and any registration statement filed pursuant to Rule 462(b) under the Securities Act), and thereafter to execute and file any amendment or amendments thereto (including pre-effective and post-effective amendments), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of September, 1997.

                                /s/ Sheldon B. Lubar
                                ------------------------------
                                Sheldon B. Lubar

STATE OF WISCONSIN  )
COUNTY OF MILWAUKEE )


  On the 26th day of September, 1997, personally appeared before me Sheldon B. Lubar to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 26th day of September, 1997.


                                       /s/ Mary Beth Wisniewski
                                       -------------------------------
                                              Notary Public

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 (the "Registration Statement") with respect to shares of the Company's Common Stock which may be issued from time to time in the future by the Company on the completion of acquisitions of assets, businesses or securities, or on the payment of dividends on or conversion of shares of preferred stock or the conversion of or payment of interest on convertible notes issued in connection with such acquisitions of other assets, businesses or properties; and


  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.A. KLEIN AND R.W. PEHLKE and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Registration Statement Statement (and any registration statement filed pursuant to Rule 462(b) under the Securities Act), and thereafter to execute and file any amendment or amendments thereto (including pre-effective and post-effective amendments), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 25th day of September, 1997.

                                /s/ Lynn M. Martin
                                --------------------------------
                                Lynn M. Martin

STATE OF ILLINOIS   )
COUNTY OF COOK      )


  On the 25th day of September, 1997, personally appeared before me Lynn M. Martin to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 25th day of September, 1997.


                                       /s/ Judi L. Anker
                                       ----------------------------
                                               Notary Public

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 (the "Registration Statement") with respect to shares of the Company's Common Stock which may be issued from time to time in the future by the Company on the completion of acquisitions of assets, businesses or securities, or on the payment of dividends on or conversion of shares of preferred stock or the conversion of or payment of interest on convertible notes issued in connection with such acquisitions of other assets, businesses or properties; and


  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.A. KLEIN AND R.W. PEHLKE and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Registration Statement Statement (and any registration statement filed pursuant to Rule 462(b) under the Securities Act), and thereafter to execute and file any amendment or amendments thereto (including pre-effective and post-effective amendments), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of September, 1997.

                                /s/ Arthur C. Martinez
                                -------------------------------------
                                Arthur C. Martinez

STATE OF ILLINOIS   )
COUNTY OF COOK      )


  On the 26th day of September, 1997, personally appeared before me Arthur C. Martinez to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 26th day of September, 1997.


                                       /s/ Judi L. Anker
                                       ----------------------------
                                               Notary Public

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 (the "Registration Statement") with respect to shares of the Company's Common Stock which may be issued from time to time in the future by the Company on the completion of acquisitions of assets, businesses or securities, or on the payment of dividends on or conversion of shares of preferred stock or the conversion of or payment of interest on convertible notes issued in connection with such acquisitions of other assets, businesses or properties; and


  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.A. KLEIN AND R.W. PEHLKE and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Registration Statement Statement (and any registration statement filed pursuant to Rule 462(b) under the Securities Act), and thereafter to execute and file any amendment or amendments thereto (including pre-effective and post-effective amendments), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of September, 1997.

                                /s/ John D. Ong
                                ----------------------------
                                John D. Ong

STATE OF OHIO       )
COUNTY OF SUMMIT    )


  On the 26th day of September, 1997, personally appeared before me John D. Ong to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 26th day of September, 1997.


                                       /s/ Virginia M. Huggins
                                       ---------------------------------
                                              Notary Public

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 (the "Registration Statement") with respect to shares of the Company's Common Stock which may be issued from time to time in the future by the Company on the completion of acquisitions of assets, businesses or securities, or on the payment of dividends on or conversion of shares of preferred stock or the conversion of or payment of interest on convertible notes issued in connection with such acquisitions of other assets, businesses or properties; and


  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.A. KLEIN AND R.W. PEHLKE and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Registration Statement Statement (and any registration statement filed pursuant to Rule 462(b) under the Securities Act), and thereafter to execute and file any amendment or amendments thereto (including pre-effective and post-effective amendments), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of September, 1997.

                                /s/ A. Barry Rand
                                -------------------------------
                                A. Barry Rand

STATE OF CONNECTICUT)
COUNTY OF FAIRFIELD )


  On the 29th day of September, 1997, personally appeared before me A. Barry Rand to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 29th day of September, 1997.


                                       /s/ Elizabeth C. Kirch
                                       ---------------------------------
                                            Notary Public

                              AMERITECH CORPORATION

                     CERTIFICATION OF CORPORATE RESOLUTIONS




     I, BRUCE B. HOWAT, certify that I am the Secretary of AMERITECH CORPORATION, a Delaware corporation (the "Company"), and further certify that the following are true and correct copies of resolutions adopted at a special meeting of the Board of Directors of the Company duly called, convened and held on September 26, 1997, at which meeting a majority and quorum of the Board of Directors was present and acted throughout, and that such resolutions have not been modified or rescinded and are in full force and effect on the date hereof:

          WHEREAS, the Board of Directors (the "Board") of the Company previously authorized a pool of 10 million shares (the "Allocated Shares") of Ameritech Common Stock, $1.00 par value per share (the "Common Stock") to be used in acquisition transactions.

          WHEREAS, to facilitate the use of certain of such shares in acquisition transactions, the Company proposes to register up to 7,500,000 of such Allocated Shares pursuant to the Securities Act of 1933, as amended (the "Act").

          WHEREAS, the shares would be registered on a Form S-4 shelf registration statement (the "Registration Statement") which would allow the Company to periodically issue such registered shares to facilitate the acquisition of assets, businesses or securities, the payment of dividends or the conversion of or payment of interest on convertible notes which the Company may issue from time to time in connection with such acquisitions.

          NOW, THEREFORE, BE IT RESOLVED, that the Company's proposed registration under the Act of up to 7,500,000 shares of Ameritech Common Stock is approved and ratified in all respects;

          RESOLVED FURTHER, that the Registration Statement, including the form of prospectus contained therein, in substantially the form discussed at this meeting be, and hereby is, approved and ratified in all respects;

          RESOLVED FURTHER, that the proper officers of the Company (the "Proper Officers") be, and each hereby is, authorized and directed to execute (personally or by power of attorney) in the name and on behalf of the Company, and cause to be filed with the Securities and Exchange Commission (the "Commission") under the Act, the Registration
     Statement in substantially the form discussed at this meeting
     (together with such changes thereto as the Proper Officers deem advisable), and any pre- or post-effective amendment or supplement to the Registration Statement or the prospectus contained therein, in such form as the Proper Officers executing the same shall approve, as evidenced conclusively by his or her execution and filing thereof with the Commission;

          RESOLVED FURTHER, that any Proper Officer be, and each hereby is, authorized and directed to make such changes, revisions, and amendments to the Registration Statement and any related documents, and to take such further action on behalf of the Company to cause the Registration Statement to be declared effective by the Commission, as each such Proper Officer deems advisable;

          RESOLVED FURTHER, that any Proper Officer be, and each hereby is, authorized and directed to apply for registration of the Common Stock under the Act, and in connection therewith, to prepare and execute (personally or by power of attorney), in the name and on behalf of the Company, and file with the Commission such applications, registration statements and other documents as may be deemed necessary or advisable in order to comply with the Act and the rules and regulations adopted thereunder, as evidenced conclusively by the execution and filing thereof.

          RESOLVED FURTHER, that any of the Proper Officers be, and each hereby is, authorized, empowered and directed to take all actions, to make all such filings, and to negotiate, execute, deliver and perform all such further agreements, instruments and documents, in the name of and on behalf of the Company, under its corporate seal or otherwise, and to pay all such fees and expenses, which shall in their judgment be advisable to fully carry out the intent and effectuate the purposes of each of the foregoing Resolutions, and all actions of the Proper Officers taken to date in furtherance of such purposes be, and the same hereby are, adopted, approved, confirmed and ratified in all respects;

          RESOLVED FURTHER, that the execution by the Proper Officers, or any one of them, of any document, instrument, certificate or agreement authorized by these resolutions, or executed in the accomplishment of any action or actions so authorized, is and shall become upon delivery the enforceable and binding act and obligation of the Company.

     IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Company this 8th day of October, 1997.




Seal

                                   /s/ Bruce B. Howat
                                   -------------------------
                                   Bruce B. Howat, Secretary